SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 10, 2018

BMW VEHICLE LEASE TRUST 2018-1 (Exact name of Issuing Entity as specified in its charter)
BMW AUTO LEASING LLC (Exact name of Depositor as specified in its charter)
BMW FINANCIAL SERVICES NA, LLC (Exact name of Sponsor as specified in its charter)
FINANCIAL SERVICES VEHICLE TRUST (Exact name of co-registrant as specified in its charter)

Delaware	333-205553-06	22-2013053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Chestnut Ridge Road Woodcliff Lake, NJ 07677
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 307-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry Into a Material Definitive Agreement

On or about October 17, 2018, BMW Auto Leasing LLC (“BMW LLC”) will transfer a special unit of beneficial interest in certain vehicle leases and the related leased vehicles (the “SUBI”) to BMW Vehicle Lease Trust 2018-1 (the “Trust”).  The Trust will grant a security interest in the SUBI to U.S. Bank National Association, and issue: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $189,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $355,500,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $355,500,000 and (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $100,000,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file executed copies of the Underwriting Agreement and Depositor Certification and forms of the Indenture, 2018-1 SUBI Servicing Supplement, Vehicle Trust Supplement, SUBI Certificate Transfer Agreement, Issuer SUBI Certificate Transfer Agreement, Amended and Restated Trust Agreement, Issuer Administration Agreement,  Back-Up Security Agreement, Asset Representations Review Agreement and Control Agreement (as listed below) to be executed in connection with the issuance of the Notes.

Item 9.01.         Financial Statements and Exhibits

(a)            Not applicable.

(b)            Not applicable.

(c)            Not applicable.

(d)            Exhibits:

1.1
Underwriting Agreement, dated October 10, 2018, among BMW Financial Services NA, LLC (“BMW FS”), BMW LLC and SG Americas Securities, LLC, on behalf of itself and as representative of the several underwriters named therein.

4.1	Indenture, to be dated as of October 17, 2018, between the Trust and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

10.2
2018-1 Vehicle Trust Supplement, to be dated as of October 17, 2018, between BMW Manufacturing L.P., as grantor and UTI Beneficiary (“BMW LP”), and BNY Mellon Trust of Delaware, formerly known as The Bank of New York (Delaware), as vehicle trustee.

10.4
2018-1 SUBI Servicing Supplement, to be dated as of October 17, 2018, among BMW FS, as servicer, Financial Services Vehicle Trust, as vehicle trust (“FSVT”), and BMW LP, as UTI Beneficiary, to the Basic Servicing Agreement, dated as of August 30, 1995, among FSVT, BMW LP and BMW FS.

10.5	SUBI Certificate Transfer Agreement, to be dated as of October 17, 2018, between BMW LP, as transferor, and BMW LLC, as transferee.

10.6	Issuer SUBI Certificate Transfer Agreement, to be dated as of October 17, 2018, between BMW LLC, as transferor, and the Trust, as transferee.

10.7	Amended and Restated Trust Agreement, to be dated as of October 17, 2018, between BMW LLC and Wilmington Trust, National Association, as owner trustee.

10.8	Issuer Administration Agreement, to be dated as of October 17, 2018, among BMW FS, as administrator, the Trust, BMW LLC, as transferor, and the Indenture Trustee.

10.9	Back-Up Security Agreement, to be dated as of October 17, 2018, among FSVT, BMW LP, BMW LLC, the Trust and the Indenture Trustee.

10.10	Asset Representations Review Agreement, to be dated as of October 17, 2018, among BMW FS, the Trust and Clayton Fixed Income Services, LLC, as asset representations reviewer.

10.11	Control Agreement, to be dated as of October 17, 2018, between the Trust, as issuer, and U.S. Bank National Association, as Indenture Trustee, secured party and securities intermediary.

36.1	Depositor Certification, dated October 10, 2018 for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW VEHICLE LEASE TRUST 2018-1

By:      BMW Financial Services NA, LLC,
as Administrator

By:   /s/ Stefan Kramer
Name:     Stefan Kramer
Title:        Vice President – Finance & CFO

By:   /s/ Stefan Glebke
Name:     Stefan Glebke
Title:        Treasurer

FINANCIAL SERVICES VEHICLE TRUST

By:      BMW Financial Services NA, LLC,
as Servicer

By:   /s/ Stefan Kramer
Name:     Stefan Kramer
Title:        Vice President – Finance & CFO

By: /s/ Stefan Glebke
Name:     Stefan Glebke
Title:        Treasurer

BMW AUTO LEASING LLC

By: BMW Financial Services NA, LLC,
as Managing Member

By: /s/ Stefan Kramer
Name:    Stefan Kramer
Title:     Vice President – Finance & CFO

By: /s/ Stefan Glebke
Name:    Stefan Glebke
Title:     Treasurer

Dated: October 12, 2018